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                                                                      EXHIBIT 21
                           COCA-COLA ENTERPRISES INC.
                                 1994 FORM 10-K

                       REGISTRANT AND ITS SUBSIDIARIES(1)


                                                                     Owner of Shares
                                                                        (*unless
                                                       Jurisdiction     otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  ---------------           -------------------------
Coca-Cola Enterprises Inc. (Registrant) ("CCE"). . . . . Delaware          N/A         The Atlanta Coca-Cola Bottling Company
                                                                                       Atlanta Ice Makers
                                                                                       Coca-Cola Bottling Company of New England
                                                                                       Coca-Cola Bottling Company of West Point-
                                                                                          LaGrange
                                                                                       CCE Bottling Group
                                                                                       Denver Coca-Cola Bottling Company

Austin Coca-Cola Bottling Company
        ("Austin") . . . . . . . . . . . . . . . . . . . Texas             CCE         Beaumont Coca-Cola Bottling Company
                                                                                       Coca-Cola Bottling Company of Leesville
                                                                                       Coca-Cola Bottling Company of North Texas
                                                                                       Dallas Coca-Cola Bottling Company
                                                                                       Houston Coca-Cola Bottling Company
                                                                                       Tyler Coca-Cola Bottling Company
                                                                                       Valley Coca-Cola Bottling Company
                                                                                       Waco Coca-Cola Bottling Company

        The Laredo Coca-Cola Bottling Company, Inc.. . . Texas             Austin      CCE Bottling Group
                                                                                       McAllen Coca-Cola Bottling Company

BCI Coca-Cola Bottling Company of Los Angeles. . . . . . Delaware          CCE         Coca-Cola Bottling Company of California
                                                                                       Coca-Cola Bottling Company of
                                                                                          Eureka, California
                                                                                       Coca-Cola Bottling Company of Hawaii
                                                                                       Coca-Cola Bottling Company of Klamath Falls
                                                                                       Coca-Cola Bottling Company of Las Vegas
                                                                                       Coca-Cola Bottling Company of Los Angeles
                                                                                       Coca-Cola Bottling Company of Marysville
                                                                                       Coca-Cola Bottling Company of
                                                                                          Northern California
                                                                                       Coca-Cola Bottling Company of Oregon
                                                                                       Coca-Cola Bottling Company of Port Angeles
                                                                                       Coca-Cola Bottling Company of San Diego
                                                                                       Coca-Cola Bottling Company of Spokane
                                                                                       CCE Bottling Group
                                                                                       CCE Vending Services
                                                                                       Diamond Head Beverages
                                                                                       Enterprises Media
                                                                                       Medford Coca-Cola Bottling Company
                                                                                       Ore-Cal Coca-Cola Bottling Company
                                                                                       Pacific Coca-Cola Bottling Company
                                                                                       Phoenix Coca-Cola Bottling Company

Bottling Holdings (International) Inc. ("BHI").. . . . . Delaware          CCE

        Bottling Holdings (Netherlands) B.V. ("BHN") . . Netherlands       BHI

        Coca-Cola Beverages Nederland B.V. . . . . . . . Netherlands       BHN

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
                                                                     Owner of Shares
                                                                        (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  ---------------           -------------------------
CCT Acquisition Corporation, Inc. ("CCT"). . . . . . . . Delaware          CCE

        Coca-Cola Bottling Company of Johnson City . . . Tennessee         CCT (75.06%)

        Roddy Coca-Cola Bottling Company, Inc. . . . . . Tennessee         CCT (59.8%) Dr Pepper Bottling Company of Knoxville
                                                                                       Dr Pepper Company of Knoxville
                                                                                       Knoxville Coca-Cola Bottling Company

The Coca-Cola Bottling Company of
     Memphis, Tenn. ("Memphis"). . . . . . . . . . . . . Delaware          CCE         CCE Bottling Group
                                                                                       Canners of Eastern Arkansas, Inc.
                                                                                       The Coca-Cola Bottling Company of
                                                                                         Brownsville
                                                                                       The Coca-Cola Bottling Company of Marianna
                                                                                       The Coca-Cola Bottling Company of
                                                                                          Mississippi
                                                                                       The Coca-Cola Bottling Company of Clarksdale
                                                                                       Coca-Cola Bottling Company of Flippen
                                                                                       Coca-Cola Bottling Company of Little Rock
                                                                                       Coca-Cola Bottling Company of Morrilton
                                                                                       Coca-Cola Bottling Company of Searcy

        Coca-Cola Bottling Company of Shreveport . . . . Arkansas          Memphis     CCE Bottling Group
                                                                                       Enterprises Media

        Coca-Cola Bottling Company of Texarkana. . . . . Texas             Memphis     CCE Bottling Group
                                                                                       Enterprises Media

        Memphis Beverage Production Company. . . . . . . Tennessee         Memphis     CCE Bottling Group

Delaware Coca-Cola Bottling Company, Inc.. . . . . . . . Delaware          CCE         CCE Bottling Group
                                                                                       Coca-Cola Bottling Company of Annapolis
                                                                                       Coca-Cola Bottling Company of Rhode Island
                                                                                       Dover Coca-Cola Bottling Company
                                                                                       Enterprises Media
                                                                                       The Mid-Atlantic Coca-Cola Bottling Company

Enterprises Consulting, Inc. ("ECI") . . . . . . . . . . Delaware          CCE

        DM Management of Ohio, Inc.. . . . . . . . . . . Ohio              ECI

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
                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  -----------------         -------------------------
Florida Coca-Cola Bottling Company ("Florida") . . . . . Tennessee         CCE         Apalachicola Coca-Cola Bottling Company
                                                                                       Perry Coca-Cola Bottling Company
                                                                                       Punta Gorda Coca-Cola Bottling Company
                                                                                       Sarasota Coca-Cola Bottling Company
                                                                                       Palatka Coca-Cola Bottling Company
                                                                                       Orlando Coca-Cola Bottling Company
                                                                                       North-Flor Beverage Co.
                                                                                       Ocala Coca-Cola Bottling Company
                                                                                       St. Augustine Coca-Cola Bottling Company
                                                                                       St. Petersburg Coca-Cola Bottling Company
                                                                                       CCE-South
                                                                                       CCE Bottling Group
                                                                                       Valdosta Coca-Cola Bottling Company
                                                                                       West-Flo Beverage Co.
                                                                                       Tallahassee Coca-Cola Bottling Company
                                                                                       Tampa Coca-Cola Bottling Company
                                                                                       Marianna Coca-Cola Bottling Company
                                                                                       Leesburg Coca-Cola Bottling Company
                                                                                       Coca-Cola Bottling Co. of the Virgin Islands
                                                                                           (St. Thomas)
                                                                                       Coca-Cola Bottling Co. of the Virgin Islands
                                                                                           (St. Croix)
                                                                                       Coca-Cola Bottling Company of Miami
                                                                                       Brooksville Coca-Cola Bottling Company
                                                                                       Cent-Flo Beverage Co.
                                                                                       Daytona Coca-Cola Bottling Company
                                                                                       Ft. Pierce Coca-Cola Bottling Company
                                                                                       Fort Myers Coca-Cola Bottling Company
                                                                                       Lake City Coca-Cola Bottling Company
                                                                                       Lakeland Coca-Cola Bottling Company
                                                                                       Jacksonville Coca-Cola Bottling Company
                                                                                       Highlands Coca-Cola Bottling Company
                                                                                       Florco Financial Corp.
                                                                                       Gainesville Coca-Cola Bottling Company
                                                                                       Brevard Coca-Cola Bottling Company

Johnston Coca-Cola Bottling Group, Inc. ("JCCBG"). . . . Delaware          CCE         Alabama Coca-Cola Bottling Company
                                                                                       Burlington Coca-Cola Bottling Company
                                                                                       Central States Coca-Cola Bottling Company
                                                                                       Centralia Coca-Cola Bottling Company
                                                                                       Champaign Coca-Cola Bottling Company
                                                                                       Cincinnati Coca-Cola Bottling Company
                                                                                       Coca-Cola Bottling Company of St. Louis
                                                                                       Coca-Cola Bottling Company of Bloomington
                                                                                       Coca-Cola Bottling Company of Mt. Pleasant
                                                                                       Coca-Cola Bottling Company of Muskegon
                                                                                       Coca-Cola Bottling Company of Michigan
                                                                                       Coca-Cola Bottling Company of Ottumwa
                                                                                       Danville Coca-Cola Bottling Company
                                                                                       Dayton Coca-Cola Bottling Company
                                                                                       Decatur Coca-Cola Bottling Company
                                                                                       Duquoin Coca-Cola Bottling Company
                                                                                       Erie Coca-Cola Bottling Company
                                                                                       Galesburg Coca-Cola Bottling Company
                                                                                       Johnston Coca-Cola Bottling Company
                                                                                       Mid-America Packaging Company
                                                                                       Midwest Coca-Cola Bottling Company
                                                                                       Olney Coca-Cola Bottling Company
                                                                                       Peoria Coca-Cola Bottling Company
                                                                                       Peru Coca-Cola Bottling Company
                                                                                       Portsmouth Coca-Cola Bottling Company
                                                                                       Springfield Coca-Cola Bottling Company
                                                                                       The Coca-Cola Bottling Company of Mid-America

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
                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership              Other names under
                    Name                                 organized      is 100%)               which engaged in business
                    ----                               ------------  -----------------         -------------------------
        Bluegrass Coca-Cola Bottling Company . . . . . . Kentucky          JCCBG       Coca-Cola Bottling Company of Louisville
                                                                                       Evansville Coca-Cola Bottling Company
                                                                                       Hopkinsville Coca-Cola Bottling Company
                                                                                       Jasper Coca-Cola Bottling Company
                                                                                       Mid-States Coca-Cola Bottling Company

        The Coca-Cola Bottling Company of
           Northern Ohio . . . . . . . . . . . . . . . . Delaware          JCCBG       The Akron Coca-Cola Bottling Company
                                                                                       Circleville Coca-Cola Bottling Company
                                                                                       Coca-Cola Bottling Company of Columbus
                                                                                       Coca-Cola Bottling Company of Toledo
                                                                                       Elyria Coca-Cola Bottling Company
                                                                                       Findlay Coca-Cola Bottling Company
                                                                                       Great Lakes Canning
                                                                                       Mansfield Coca-Cola Bottling Company
                                                                                       Newark Coca-Cola Bottling Company
                                                                                       Twinsburg Production
                                                                                       Youngstown Coca-Cola Bottling Company

        Goal Standard Company. . . . . . . . . . . . . . Michigan          JCCBC

        Johnston Technology Investments Inc  . . . . . . Delaware          JCCBG

        Mid-America Waste Water Treatment, Inc.. . . . . Delaware          JCCBG

        Midwest Canners, Inc.. . . . . . . . . . . . . . Delaware          JCCBG

        Pacific Western Group, Inc.. . . . . . . . . . . Delaware          JCCBG

The Louisiana Coca-Cola Bottling Company, Ltd.
        ("Louisiana"). . . . . . . . . . . . . . . . . . Louisiana         CCE         Dr Pepper Bottling Company of New Orleans
                                                                                       The Coca-Cola Bottling Company of New Iberia
                                                                                       CCE Bottling Group

        Hygeia Coca-Cola Bottling Company. . . . . . . . Florida           Louisiana   CCE Bottling Group
                                                                                       Enterprises Media

Vending Holding Company. . . . . . . . . . . . . . . . . Georgia           CCE

The Wave Insurance Company . . . . . . . . . . . . . . . Bermuda           CCE (99%)

The Wichita Coca-Cola Bottling Company . . . . . . . . . Kansas            CCE

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(1) This Exhibit omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.